Exhibit 10.19
CONFIDENTIAL TREATMENT REQUESTED
FIFTH AMENDMENT TO
SERVICE AGREEMENT
     This fifth amendment (the “Fifth Amendment”) made as of May 14, 2006 (the “Effective Date”), by and between VENTIV COMMERCIAL SERVICES, LLC, a New Jersey limited liability company (formerly known as Ventiv Pharma Services, LLC and Ventiv Health U.S. Sales, LLC) (“Ventiv”) and ADEZA BIOMEDICAL CORPORATION, a Delaware corporation (“Adeza”) to a certain Service Agreement made as of March 31, 1999 by and between Ventiv and Adeza, as amended by a First Amendment made as of March 8, 2001 (the “First Amendment”), a Second Amendment made as of July 22, 2002 (the “Second Amendment”), a Third Amendment made as of May 15, 2004 (the “Third Amendment”), and a Fourth Amendment made as of March 30, 2006 (the “Fourth Amendment”) (the Service Agreement as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment shall be referred to herein as the “Amended Agreement”). Ventiv and Adeza may each be referred to herein as a “Party” and collectively, the “Parties”.
PREAMBLE
     Ventiv and Adeza desire to further amend the Agreement by extending the Term upon the terms and conditions set forth herein.
     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:
     1.   Construction. Except as provided in this Fifth Amendment, the terms and conditions set forth in the Amended Agreement shall remain unaffected by execution of this Fifth Amendment. To the extent any provisions or terms set forth in this Fifth Amendment conflict with the terms set forth in the Amended Agreement, the terms set forth in this Fifth
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CONFIDENTIAL TREATMENT REQUESTED
Amendment shall govern and control. Terms not otherwise defined herein, shall have the meanings set forth in the Amended Agreement.
     2.   The Extended Term. The Term of the Amended Agreement shall be extended through May 14, 2008 (the “Extended Term”), unless terminated earlier as provided in the Amended Agreement.
     3.   The Fixed Fess payable by Adeza to Ventiv during the Extended Term, as set forth in Exhibit B attached to the Second Amendment (“Second Amended Schedule B, Compensation – Fixed Fees, Variable Fees and Finder’s Fees), are revised to provide for the payment of the following Fixed Fees from Adeza to Ventiv:

	Monthly Fee Per	Yearly Fee Per
	Sales	Sales
Period	Representative	Representative
May 15, 2006 – May 14, 2007 (“Extended Year One”)	$[***]	$[***]

May 15, 2007 – May 14, 2008 (“Extended Year Two”)	$[***]	$[***]
     Notwithstanding anything to the contrary contained in the Amended Agreement, the Parties shall reconcile [***] assumptions on a monthly basis.
     The above monthly fees are calculated based on the assumption of no turnover of Ventiv Sales Representatives. [***].
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED
     4.   Pass-through expenses shall remain as set forth in the Amended Agreement, and in addition, any costs associated with the training of new Ventiv Sales Representatives replaced in accordance with Section 3 above shall be [***].
     5.   In the event the Ventiv Sales Representative(s) are utilizing Ventiv’s proprietary sales force automation software, Adeza shall [***].
     6.   The Variable Fees payable by Adeza to Ventiv each year during the Extended Term are as follows: Adeza shall pay to Ventiv, Variable Fees based on performance, with the maximum amount due during each year of the Extended Term of $[***] (the “Variable Fees”). Ventiv shall be entitled to receive the Variable Fees based upon [***] (as agreed to in advance, in writing by Adeza and Ventiv) pursuant to a formula to be agreed upon between the parties.
     7.   The Parties confirm that Ventiv has been providing (and shall continue during the Extended Term to provide) Adeza with the sales force automation services for up to [***] Adeza sales representatives and up to [***] Adeza Managers as set forth on Exhibit A attached hereto. Exhibit A sets forth the responsibilities and obligations of both Ventiv and Adeza in connection with sales force automation services, including the fees to be paid by Adeza to Ventiv for performance of the sales force automation services.
     8.   Counterparts; Execution. This Fifth Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Fifth Amendment by exchange of facsimile copies bearing the facsimile signature of a Party hereto shall constitute a valid and binding execution and delivery of this Fifth Amendment by such party. Such facsimile copies shall constitute enforceable original documents.
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED
     9.   Binding Effect. The terms of this Fifth Amendment are intended by the Parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The Parties further intend that this Fifth Amendment constitute the complete and exclusive statement of its terms and shall supersede any prior agreement with respect to the subject matter hereof.
     WHEREFORE, the parties hereto have caused this Fifth Amendment to be executed by their duly authorized representatives.

VENTIV COMMERCIAL SERVICES, LLC

By:

Name: Terrell G. Herring
Title: President and Chief Executive Officer

ADEZA BIOMEDICAL CORPORATION

By:
Name:
Title:
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CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT A
SALES FORCE AUTOMATION SERVICES
Ventiv shall provide [***] (the “Hardware”) and sales force automation software to up to [***] Adeza sales representatives and sales force automation software (i.e. no Hardware) to up to [***] Adeza Managers (collectively, the “Adeza Employees”). Ventiv shall support and maintain such Hardware and software, as more fully set forth in this Exhibit A (the “Sales Force Automation Services”).
Ventiv shall sublicense the following Target Software, Inc. products to Adeza for use by the Adeza Employees.
•	Target BackOffice Core

•	Target CommSync Server

•	Target Mobile Web Sales Management Edition

•	Target Mobile Field Sales Pocket Edition

•	Target BackOffice Management Reporting Option

•	Target SFA Third Party Sales Data Support Option

•	Target SFA Organizational Call Support Option
1. Sublicense Grant; Ownership of Intellectual Property Rights; Restrictions. (a) Adeza acknowledges that Target Software is the sole owner of all rights, title and interest in and to all software to support the [***] which will be provided to the Adeza Sales Representatives (“Mobile SFA”) as well as the automation system which will allow Adeza to customize and deliver certain call reporting data (collectively with Mobile SFA, the “SFA”), (including but not limited to all intellectual property contained therein and including without limitation, all modules and components, and all existing versions and any versions to be developed in the future in any media now known or hereafter to be developed) and that Ventiv is merely a licensee of SFA pursuant to a certain license agreement by and between Target Software and Ventiv (the “Target Software License”).
     (b) Subject to the terms, conditions and restrictions herein set forth, including without limitation, payment of the service fees set forth below, Ventiv hereby grants, and Adeza accepts, a limited, nonsublicensable, nonexclusive, non-transferable, non-assignable sublicense (the “Sublicense”) to Use (as defined below) SFA in accordance with the terms and conditions herein set forth for the Extended Term (or any extension thereof as agreed to in writing by the Parties). For purposes of the sublicense herein granted, “Use” means the copying of all or any portion of SFA from storage units or media for processing and operation, provided that any such use is for the Adeza’s internal business purposes only and is limited to the purposes for which SFA is designed. Adeza acknowledges that it understands and agrees that Ventiv, as a licensee of SFA,
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CONFIDENTIAL TREATMENT REQUESTED
is itself authorized to only use SFA in accordance with the Target Software License, and therefore, the scope of the license granted to Ventiv is thereby limited. Adeza agrees and acknowledges that neither it nor its employees shall, during the Extended Term or at any time thereafter, directly or indirectly, alone or with any person, use all or any portion of SFA in any manner which is inconsistent with its intended purpose or in any manner which violates the terms of this Fifth Amendment or which is otherwise inconsistent of the permitted Use. Without limiting the foregoing, Adeza agrees that neither it nor its employees shall:
     (i) sell, lease, rent, loan, assign, pledge, encumber, sublicense, distribute, resell or otherwise transfer all or any part of SFA;
     (ii) transfer, share, disclose, assign, sublicense or otherwise transfer SFA or any confidential or proprietary information related thereto, to any third party;
     (iii) permit any person to use SFA other than the Adeza Employees authorized pursuant hereto;
     (iv) decompile, disassemble, reverse engineer or otherwise attempt to discover any source code or underlying trade secrets of Target Software, Inc. and/or contained in SFA;
     (v) remove, obscure or alter any copyright notice, restricted rights legend or other notice of proprietary rights that appears or is contained on or in SFA;
     (vi) modify, adapt, alter, or translate SFA;
     (vii) export SFA or the direct product of such software outside the United States except as authorized by the laws and regulations of the United States and any export permits that may be required;
     (viii) use SFA in violation of applicable copyright laws, trade secret laws or other intellectual property laws;
     (ix) merge SFA with any other software to create a new program or library of programs wherein SFA loses its own identity;
     (x) sublicense or transfer SFA to any third party for a service business, outsourcing or any other purpose;
     (xi) otherwise use or copy SFA without the express prior written consent of Target Software, Inc.;
     (xii) Use SFA after the expiration or earlier termination of the Extended Term; or
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CONFIDENTIAL TREATMENT REQUESTED
          (xiii) allow more than [***] Adeza sales representatives and [***] Adeza Managers to use the SFA (unless Adeza agrees to pay the additional per user fees as agreed to by Ventiv).
     (c) Adeza acknowledges that all materials and intellectual property created or generated by Target Software in connection with the performance of any technical support or any related services hereunder shall be the sole and exclusive property of Target Software, provided that, as between Ventiv, Adeza and Target Software, all Data (as defined below) shall be the sole and exclusive property of Adeza. Adeza further acknowledges that Target Software reserves all right, title and interest in and to SFA, the related documentation (the “Documentation”), and any updates thereto or new versions thereof, and to materials created or generated by Target Software in connection with the performance of any services related thereto. Adeza hereby assigns to Target Software all rights, titles, and interest in and to any and all derivative works of SFA, the Documentation, materials created by Target Software. While the foregoing assignment is intended to be self-executing, without the need for additional written agreement or acknowledgment, Adeza shall execute and deliver any additional written agreement evidencing such assignment upon the request of Target Software. In addition, Adeza acknowledges that SFA and its structure, organization and source code constitute valuable trade secrets of Target Software. Nothing in this Fourth Amendment shall be construed to give Adeza any right, title or interest to Target Software’s proprietary information, other than the sublicense rights granted by Ventiv hereunder and subject to the terms and conditions herein set forth. In any event, neither Ventiv nor Target Software shall have any rights, title or interest in Adeza’s Data (as hereinafter defined). “Data” means all information submitted by Adeza to be processed by SFA, as contemplated by this Fourth Amendment, wherever residing, in all media and in any form, including raw data, compilations, analyses and summaries of such information. Data shall include, but not be limited to, information about the Adeza Sales Representatives, targeted physicians and medical entities, call reports and related information, and all reports and compilations prepared by Adeza in connection therewith.
          (i) Notwithstanding anything set forth in the Agreement to the contrary, all copies of SFA and the Documentation (as such terms are defined herein) shall be returned to Ventiv upon the expiration or earlier termination of the Agreement, it being agreed and acknowledged that Adeza shall not be entitled to retain any copies thereof upon such expiration or termination.
     (d) Adeza is aware and acknowledges that Target Software has made no representation, and has not granted any warranty, express or implied, nor has Target Software otherwise assured that: (i) Adeza’s use of SFA shall meet Adeza’s requirements; (ii) operation of SFA shall be uninterrupted or error free; (iii) SFA shall operate in the combination that may be selected for use by the Adeza; or (iv) SFA complies with any regulations including CFR Title 21, Parts 11, 203 and 205 (the “Regulations”) or any other applicable statute, code, law or regulation.
     (e) Term of Sublicense. The Parties hereto understand and agree that the Sublicense granted hereunder shall be for the Extended Term (and any extension thereof as agreed to in
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CONFIDENTIAL TREATMENT REQUESTED
writing by the Parties). Notwithstanding the foregoing, the Sublicense granted hereunder shall automatically terminate (without the necessity of any further action by either Party) upon the first of the following to occur: (i) the expiration or earlier termination of the Agreement; or (ii) the termination of the Target Software License (a “Termination Event”). Ventiv may terminate the Sublicense (as defined in Exhibit A hereof) and, in addition, Target Software shall have the right to terminate its permission to Ventiv to sublicense Target SFA as contemplated hereunder, upon breach of Adeza’s obligations respecting restrictions on the use of Target SFA (as set forth in Exhibit A).
     (f) Assignment of Sublicense. The Sublicense granted by this Fourth Amendment may not be assigned or transferred by Adeza without the prior written consent of Target Software and Ventiv.
     (g) Help Desk Support and Maintenance and Support of SFA. Ventiv shall provide Adeza with the following [***] levels of technical support and maintenance: [***].
     (h) Adeza understands and acknowledges that Adeza has contracted hereunder directly with Ventiv (and not Target Software) for the performance of the Services. Therefore, notwithstanding Target Software’s consent to the Sublicense and Adeza’s permitted use of the SFA in connection with this Fourth Amendment, Adeza shall look solely to Ventiv for any breach by Ventiv of Ventiv’s performance obligations hereunder.
     (i) Upon receipt of written consent from Adeza, Ventiv and Target Software, Inc. may disclose, on their websites, in press releases, sales materials and in standard presentations to potential customers, that Adeza uses the SFA and the scale of usage of such software by Adeza (i.e., number of users, etc.).
     (j) The Parties agree and acknowledge that Target Software, Inc. is an intended third party beneficiary of this Fifth Amendment with respect to its proprietary rights, and, therefore, that Target Software, Inc. may avail itself to any and all applicable rights and remedies at law or in equity in the event of any breach of the terms and conditions set forth herein with respect thereto.
2. Ventiv Responsibilities.
     Ventiv shall provide Adeza with the following:
     [***]
3. Adeza responsibilities.
     (a) Adeza may, at its option, request that Ventiv provide either: [***].
     (b) Required data to load SFA and data warehouse.
     (c) Sample accountability and compliance, if applicable.
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CONFIDENTIAL TREATMENT REQUESTED
4. Fees and Costs for Sales Force Automation Services
     Adeza shall pay Ventiv the following fees:
     (i) Service Fees — Adeza shall pay Ventiv a fixed service fee (the “Monthly Fee”) based on the number of Adeza Employees with access to SFA (beginning upon the first day of such access):

monthly Fee Per
	Adeza Sales	monthly Fee Per
Period	Representative	Adeza Manager
Through July 31, 2006	$[***]	$[***]

August 1, 2006 through July 31, 2007	$[***]	$[***]

August 1, 2007 through end of Extended Year Two	$[***]	$[***]
     (ii) Invoices for fees due from Adeza for performance by Ventiv of the Services will be sent by Ventiv monthly in arrears on a per Adeza Employee basis. Billing terms are as set forth in the Amended Agreement.
     (iii) Adeza will be credited $[***] per Adeza Employee per month through July 31, 2006; $[***] per month for the period August 1, 2006 through July 31, 2007; and $[***] per month for the period August 1, 2007 through Extended Year Two in the event Adeza elects to provide [***]. Adeza shall notify Ventiv, in writing, of this election.
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED
SCHEDULE 1
DETAILED ANALYSIS AND REPORTING LEVELS

Work to be performed
Standard
		Annual	Standard	Typical
Database	Base assumptions	Frequency	Timing	Turnaround
Initial Data Loads	Data provided from one source in basic Ventiv provided layout	[***]	[***]	[***]

Universe Deletions	Data provided from one source in basic Ventiv provided layout	[***]	[***]	[***]

Universe Merges	Data provided from one source in basic Ventiv provided layout	[***]	[***]	[***]

Universe Additions	Data provided from one source in basic Ventiv provided layout	[***]	[***]	[***]

Universe Zip/Terr Changes	Standard (zip code :from territory :to territory) format	[***]	[***]	[***]

Major realignments (more	Standard (zip code :from territory :
than 25% of universe changes)	to territory) format	[***]	[***]	[***]

Universe matches to third party	Matchable unique identifiers	[***]	[***]	[***]

Target changes		[***]	[***]	[***]

Data Extracts	standard format-no charge for setup	[***]	[***]	[***]

Data Extracts to	standard format-no charge for setup-per
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CONFIDENTIAL TREATMENT REQUESTED

Work to be performed
Standard
		Annual	Standard	Typical
Database	Base assumptions	Frequency	Timing	Turnaround
third party vendors	run charge (TBD with complexity.

Standard Reports	Base assumptions	Standard Frequency	Standard Timing	[***]

Call Activity	Standard Format	[***]	[***]	[***]

National Level Dashboard Reports	Standard Format	[***]	[***]	[***]

		[***]	[***]	[***]

Territory Summary	Customized to specific activity measurements within set up matrix (calls, targets only, reach, frequency, sample distribution)	[***]	[***]	[***]

Call Planning	Hourly rate	[***]	[***]	[***]

Alignments	Hourly rate	[***]	[***]	[***]

Incentive Compensation	Hourly rate	[***]	[***]	[***]

Non-Standard Reporting	Hourly rate	[***]	[***]	[***]

Web Portal Customizations	Hourly rate	[***]	[***]	[***]

Data Extract Set Up and Modifications	Hourly rate	[***]	[***]	[***]

Data Set up For Third Party Data	Hourly Rate	[***]	[***]	[***]
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

Work to be performed
Standard
		Annual	Standard	Typical
Database	Base assumptions	Frequency	Timing	Turnaround
*All customizations performed at hourly rate of $[ *** ] per hour.		[***]	[***]	[***]
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.